UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

              Investment Company Act file number_811-06336

Franklin Templeton International Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
May 31, 2015

Franklin Global Allocation Fund

Formerly, Franklin Templeton Global Allocation Fund

A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
Franklin Global Allocation Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Consolidated Financial Highlights
and Consolidated Statement
of Investments	14
Consolidated Financial Statements	31
Notes to
Consolidated Financial Statements	35
Report of Independent Registered
Public Accounting Firm	48
Tax Information	49
Board Members and Officers	51
Shareholder Information	56

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Annual Report

Franklin Global Allocation Fund

(formerly, Franklin Templeton Global Allocation Fund)

We are pleased to bring you Franklin Global Allocation Fund’s annual report for the fiscal year ended May 31, 2015. Effective at the close of market on April 20, 2015, the Fund was closed to all new investors with limited exceptions, and the Fund closed to all investments on or about June 23, 2015. The Fund was scheduled to liquidate on June 30, 2015, but on June 26, 2015, the Board of Trustees approved a proposal to delay the termination and liquidation of the Fund due to delays in liquidating certain portfolio securities. The termination and liquidation of the Fund is now anticipated to occur following the sale of the portfolio securities, but may occur earlier at the discretion of the Trust’s officers if circumstances change. As a reminder, shareholders of the Fund may redeem their shares at any time before the liquidation without incurring any contingent deferred sales charges or other fees.

Your Fund’s Goal and Main Investments

The Fund seeks total return. Under normal market conditions, the Fund strategically invests in a diversified core portfolio of equity and fixed income investments, and tactically adjusts the Fund’s exposure to certain asset classes, regions, currencies and sectors independent of the investment processes of the core portfolio’s investment strategies.

Performance Overview

The Fund’s Class A shares delivered a +3.83% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark generated a +1.48% total return.1 The benchmark is a combination of MSCI All Country World Index (ACWI),2 which measures stock performance in developed and emerging markets; Citigroup World Government Bond Index (WGBI),2 which measures performance of investment-grade world government bonds; Bloomberg Commodity Index,2,3 which measures performance of exchange-traded futures contracts on physical commodities; and Payden & Rygel (P&R) 90 Day U.S. Treasury Bill (T-Bill) Index,4 a proxy for short-term investments and other net assets. You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

1. The Fund’s blended benchmark is currently weighted 50% for the MSCI ACWI, 35% for the Citigroup WGBI, 5% for the Bloomberg Commodity Index and 10% for the
P&R 90 Day U.S. T-Bill Index, rebalanced monthly. For the period from 5/31/14 through 5/31/15, the MSCI ACWI had a +5.62% total return, the Citigroup WGBI had a
-8.04% total return, the Bloomberg Commodity Index had a -24.55% total return, and the P&R 90 Day U.S. T-Bill Index had a +0.03% total return.
2. Source: Morningstar.
3. Prior to 7/1/14, the index was known as Dow Jones-UBS Commodity Index.
4. Source: Payden & Rygel.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI).
The Consolidated SOI begins on page 18.

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Economic and Market Overview

The global economy expanded moderately during the 12 months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the 12-month period amid a generally accommodative monetary policy environment and signs of economic improvement in Europe and Japan. Prices of oil and other commodities declined sharply during the 12-month period owing largely to strong global supply.

U.S. economic growth moderated, especially in the second half of the period. In 2015’s first quarter, low energy prices, U.S. dollar strength and a labor dispute at West Coast ports led exports to decline. Lower business investment and state and local government spending also weighed on the economy, while increases in consumer spending and private inventory investment offered some support. The U.S. Federal Reserve Board (Fed) ended its bond buying program in October 2014 and kept its target interest rate at 0%–0.25% while considering when it might be appropriate to raise it. In its April meeting, the Fed attributed the economy’s first-quarter slowdown to transitory factors. The Fed reiterated that it would raise interest rates when it saw further improvement in the labor market and was reasonably confident that inflation would move back to its 2% objective over the medium term.

Outside the U.S., the U.K. economy grew relatively well through 2014, aided by the services and manufacturing sectors but moderated in 2015’s first quarter as the construction, mining and agriculture sectors contracted. Near period-end, the Conservative Party’s unexpected victory in the U.K. general elections supported investor sentiment. In the eurozone, economic growth improved during the 12-month period. Spain expanded at a solid pace, and France and Italy returned to growth in 2015’s first quarter. However, Germany, the region’s largest economy, slowed during the first quarter amid sluggish exports. In June and September 2014, the European Central Bank (ECB) reduced interest rates. The ECB also expanded asset purchases to boost inflation and the economy. Despite deflationary pressures and the crisis in Ukraine, the region benefited from lower oil prices, a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast.

The Bank of Japan (BOJ) broadened its stimulus measures amid weak domestic demand and lower inflation. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports. The Japanese economy continued to grow in 2015’s first quarter, driven by an increase in private demand as business investment and private consumption rose. Near period-end, the BOJ lowered its economic growth and inflation forecasts and maintained its monetary policy.

In emerging markets, economic growth generally moderated. Brazil continued to face headwinds such as high inflation, lower commodity prices and a severe drought. To reduce a widening fiscal deficit and regain investors’ confidence after a first-quarter decline in growth, Brazil’s government approved austerity measures that curbed social security and labor benefits. Central bank actions varied across emerging markets, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, were fairly flat for the 12-month period.

Investment Strategy

We manage the Fund using a multi-manager approach. While we are responsible for the Fund’s overall investments, we consult with various other investment managers within Franklin Templeton Investments (subadvisors) who independently manage separate portions of the Fund’s core equity and fixed income portfolio in accordance with the following strategies: all-cap U.S. growth equity, non-U.S. growth equity, deep value equity, non-U.S. value equity, emerging markets equity, global fixed income and global low duration fixed income. The allocations to each strategy may change from time to time and are subject to periodic rebalancing as market values of the portfolio’s securities change or at our discretion.

Under normal market conditions, the Fund’s baseline allocation between broad asset classes is 50% global equity (U.S./international/emerging), 35% global fixed income (U.S./international/emerging), 5% commodity-linked instruments, and 10% cash and derivative instruments. We manage the Fund’s allocation to commodities, as well as the Fund’s tactical allocation portion, and rebalance the Fund’s portfolio to maintain the baseline strategic allocation to various asset classes and investment strategies. We may change the baseline strategic allocation from time to time.

For purposes of its investment goal, the Fund regularly enters into various transactions involving derivative instruments. For the Fund’s tactical asset allocation, we primarily use stock index futures, government bond futures, equity total return swaps and currency forwards and futures contracts. We make tactical investment decisions based on quantitative research

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FRANKLIN GLOBAL ALLOCATION FUND

and a systematic investment strategy driven by bottom-up fundamentals analysis, top-down macroeconomic analysis and short-term sentiment indicators. The tactical allocation portion of the Fund is intended to adjust the Fund’s equity, fixed income, commodity, country/regional, and currency exposures. Although we do not attempt to time the entire market’s direction, we keep the flexibility to shift the Fund’s net exposure (the value of securities held long less the value of securities held short) depending on which market opportunities look more attractive.5 The Fund may, from time to time, have a net short position in certain asset classes, regions, currencies and sectors.

What is a futures contract?

A futures contract, or a future, is an agreement between the
Fund and a counterparty made through a U.S. or foreign
futures exchange to buy or sell an underlying instrument or
asset at a specific price on a future date.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an
agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a swap agreement?

A swap agreement, such as an equity total return swap, is a
contract between the Fund and a counterparty to exchange on
a future date the returns, or differentials in rates of return, that would have been earned or realized if a notional amount were invested in specific instruments.

Manager’s Discussion

For the 12-month period ended May 31, 2015, the Fund’s multi-asset portfolio’s Class A shares outperformed its blended benchmark, driven primarily by selection across the fixed income and currency markets. The Fund’s overweighted equity allocation also contributed to relative performance.

Baseline Strategic Allocation

At period-end, the Fund’s largest asset class exposure was to short-term investments, resulting from the investment manager’s decision to liquidate the Fund. Global equities represented the second-largest holding, followed by fixed income. Regionally, the largest equity weightings were in North America and Europe, with the U.S., the U.K. and China making up the

Portfolio Breakdown
5/31/15
% of Total
Net Assets

Stocks	24.4%
Energy	3.0%
Pharmaceuticals, Biotechnology & Life Sciences	2.8%
Software & Services	2.1%
Banks	2.0%
Other	14.5%

Bonds	12.0%
Foreign Government & Agency Securities	5.7%
Corporate Bonds	3.3%
U.S. Government & Agency Securities	3.0%

Commodities	2.4%
Exchange Traded Notes	2.4%

Short-Term Investments & Other Net Assets	61.2%

largest country exposures. Relative to the blended benchmark’s equity portion, the largest country overweightings were in China, Denmark and Russia, while the U.S. and Japan represented our largest underweightings. Within the fixed income allocation, the largest regional allocations at period-end were to North America and Latin America, and our largest country exposures were to the U.S., Mexico and Malaysia. Relative to the blended benchmark’s fixed income portion, the largest country overweightings were in Mexico and Malaysia. The largest fixed income underweightings were in the U.S., Japan and France.

Tactical Asset Allocation

At period end, the portfolio’s tactical asset allocation was limited to allocations to several currency markets. These positions included long positions in the U.S. dollar and Norwegian krone and short positions in the Canadian dollar, euro and Japanese yen, achieved through currency forwards.

Equity

For the overall portfolio, the equity portion positively contributed to performance, outperforming the blended benchmark. Positioning within Asia was a major contributor, driven by overweighted allocations to China and Hong Kong. Security selection in Japanese equities also added value, although an underweighting in that market limited gains. Security selection across Europe aided performance, led by currency-hedged positions in Germany and Spain. Despite the overall positive

5. A long position involves the purchase of a security, commodity or currency, or the use of derivatives, with the expectation that the asset or underlying asset will subsequently rise in value. A short position may involve the sale of a borrowed security, commodity or currency, or the use of derivatives, with the expectation that the asset or underlying asset will subsequently fall in value.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GLOBAL ALLOCATION FUND

contribution to return, some areas of our equity holdings hurt relative performance. An underweighted allocation to the U.S. weighed on performance, as it was among the strongest markets over the period. Short positions in developing markets equities also hindered performance.

Fixed Income

For the overall portfolio, our fixed income holdings detracted on an absolute basis but outperformed relative to the blended benchmark. In general, a significant underweighting to developed markets added value, as those markets broadly underperformed. A focus on shorter duration assets also benefited performance as these issues saw smaller losses relative to the broad index. A hedge against rising global interest rates, achieved primarily through a short position in U.K. gilt debt securities, detracted from relative performance as yields on those issues moved lower over the period. Exposure to several emerging debt markets, including Poland, Mexico and Hungary, also detracted.

Currencies

Overall, currency positions were positive contributors to performance in absolute terms and relative to the blended benchmark. A significant underweighting in the euro was a major contributor, as the euro depreciated against the U.S. dollar during the period. A short position in the Japanese yen, achieved through currency forward contracts, was another driver of positive performance. However, overweightings in several emerging market currencies, including positions in the South Korean won and Polish zloty, detracted from performance.

Thank you for your participation in Franklin Global Allocation Fund.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Effective in April 2015, Vaneet Chadha assumed lead portfolio manager responsibilities for the Fund. He is also a research analyst for Franklin Alternative Strategies, LLC, a member of the Franklin Templeton Solutions Global Investment Committee and the portfolio manager for our global tactical allocation investment strategies. Before joining Franklin Templeton in 2012, Mr. Chadha worked at Citadel LLC for over three years, most recently as a quantitative developer supporting long short, relative value credit strategies. Previously at Citadel, he completed a financial technology associate rotation program working for various businesses such as options market making and global equities.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of May 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	5/31/15	5/31/14		Change
A (FGAAX)	$10.97	$11.38	-$	0.41
C (N/A)	$10.92	$11.27	-$	0.35
R (N/A)	$10.95	$11.35	-$	0.40
Advisor (FGAZX)	$10.98	$11.41	-$	0.43

Distributions (6/1/14–5/31/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.3197	$0.0335		$0.4147	$0.7679
C	$0.1861	$0.0335		$0.4147	$0.6343
R	$0.2780	$0.0335		$0.4147	$0.7262
Advisor	$0.3643	$0.0335		$0.4147	$0.8125

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FRANKLIN GLOBAL ALLOCATION FUND
PERFORMANCE SUMMARY

Performance as of 5/31/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/Advisor Class: no sales charges.

			Value of	Average Annual
	Cumulative	Average Annual	$10,000	Total Return	Total Annual Operating Expenses[6]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(6/30/15)[5]	(with waiver)	(without waiver)
A					1.31%	2.04%
1-Year	+3.83%	-2.11%	$9,789	-3.80%
3-Year	+29.63%	+6.91%	$12,219	+5.43%
Since Inception (9/1/11)	+24.33%	+4.32%	$11,718	+4.06%
C					2.01%	2.74%
1-Year	+3.07%	+2.10%	$10,210	+0.41%
3-Year	+26.89%	+8.26%	$12,689	+6.73%
Since Inception (9/1/11)	+20.83%	+5.18%	$12,083	+4.88%
R					1.51%	2.24%
1-Year	+3.52%	+3.52%	$10,352	+1.92%
3-Year	+28.57%	+8.74%	$12,857	+7.25%
Since Inception (9/1/11)	+22.84%	+5.64%	$12,284	+5.38%
Advisor					1.01%	1.74%
1-Year	+4.08%	+4.08%	$10,408	+2.16%
3-Year	+30.54%	+9.29%	$13,054	+7.69%
Since Inception (9/1/11)	+25.20%	+6.18%	$12,520	+5.84%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN GLOBAL ALLOCATION FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Generally, investors should be comfortable with fluctuation in the value of their investments, especially over the short term. Stock prices fluctuate, sometimes rapidly or unpredictably, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in less developed or emerging market countries. Derivative instruments, including currency management strategies, involve costs and can create economic leverage in the Fund’s portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. The Fund may not achieve the intended benefits and may realize losses when a counterparty fails to perform as promised. Because the Fund allocates assets to a variety of investment strategies involving certain risks, it may be subject to those same risks. These risks are described more fully in the Fund’s prospectus. The Fund is actively managed, but there is no guarantee that the manager’s investment decisions will produce the desired results.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 9/30/15, a fee waiver related to the management fee paid by a subsidiary and a fee waiver associated with any investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The Citigroup WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets. The P&R 90 Day
U.S. T-Bill Index is a total return index based on a constant maturity instrument. P&R includes both accrued interest and change in market price in its monthly total return calculation. The Bloomberg Commodity Index comprises exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/14	Value 5/31/15	Period* 12/1/14–5/31/15
A
Actual	$1,000	$1,048.40	$5.92
Hypothetical (5% return before expenses)	$1,000	$1,019.15	$5.84
C
Actual	$1,000	$1,043.70	$10.14
Hypothetical (5% return before expenses)	$1,000	$1,015.01	$10.00
R
Actual	$1,000	$1,047.20	$7.66
Hypothetical (5% return before expenses)	$1,000	$1,017.45	$7.54
Advisor
Actual	$1,000	$1,050.00	$5.11
Hypothetical (5% return before expenses)	$1,000	$1,019.95	$5.04

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.16%;
C: 1.99%; R: 1.50%; and Advisor: 1.00%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Consolidated Financial Highlights
Franklin Global Allocation Fund
		Year Ended May 31,
	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.38	$10.78	$9.53	$10.00
Income from investment operations[b]:
Net investment income[c]	0.07	0.10 [d]	0.08	0.06
Net realized and unrealized gains (losses)	0.29	0.79	1.36	(0.47)
Total from investment operations	0.36	0.89	1.44	(0.41)
Less distributions from:
Net investment income and net foreign currency gains	(0.32)	(0.29)	(0.19)	(0.06)
Net realized gains	(0.45)	—	—	—
Total distributions	(0.77)	(0.29)	(0.19)	(0.06)
Net asset value, end of year	$10.97	$11.38	$10.78	$9.53

Total return[e]	3.83%	8.35%	15.22%	(4.09)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.12%	1.89%	2.10%	2.85%
Expenses net of waiver and payments by affiliates	1.25%[g]	1.20%[g]	1.16%	1.08%
Net investment income	0.66%	0.92%[d]	0.76%	0.79%

Supplemental data
Net assets, end of year (000’s)	$17,010	$23,509	$23,472	$18,055
Portfolio turnover rate	49.80%	39.58%	47.73%	15.34%

aFor the period September 1, 2011 (commencement of operations) to May 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

14 | Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

	FRANKLIN TEMPLETON INTERNATIONAL TRUST
		FINANCIAL HIGHLIGHTS

Franklin Global Allocation Fund (continued)
		Year Ended May 31,
	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.27	$10.72	$9.49	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	(0.01)	0.02 [d]	—[e]	—[e]
Net realized and unrealized gains (losses)	0.30	0.78	1.36	(0.48)
Total from investment operations	0.29	0.80	1.36	(0.48)
Less distributions from:
Net investment income and net foreign currency gains	(0.19)	(0.25)	(0.13)	(0.03)
Net realized gains	(0.45)	—	—	—
Total distributions	(0.64)	(0.25)	(0.13)	(0.03)
Net asset value, end of year	$10.92	$11.27	$10.72	$9.49

Total return[f]	3.07%	7.62%	14.40%	(4.77)%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	2.84%	2.62%	2.86%	3.69%
Expenses net of waiver and payments by affiliates	1.97%[h]	1.93%[h]	1.92%	1.92%
Net investment income (loss)	(0.06)%	0.19%[d]	—%[i]	(0.05)%

Supplemental data
Net assets, end of year (000’s)	$3,866	$5,557	$6,315	$3,639
Portfolio turnover rate	49.80%	39.58%	47.73%	15.34%

aFor the period September 1, 2011 (commencement of operations) to May 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been (0.05)%.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report | 15

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Allocation Fund (continued)
		Year Ended May 31,
	2015	2014	2013	2012 [a]
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.35	$10.76	$9.51	$10.00
Income from investment operations[b]:
Net investment income[c]	0.05	0.07 [d]	0.04	0.02
Net realized and unrealized gains (losses)	0.28	0.79	1.37	(0.47)
Total from investment operations	0.33	0.86	1.41	(0.45)
Less distributions from:
Net investment income and net foreign currency gains	(0.28)	(0.27)	(0.16)	(0.04)
Net realized gains	(0.45)	—	—	—
Total distributions	(0.73)	(0.27)	(0.16)	(0.04)
Net asset value, end of year	$10.95	$11.35	$10.76	$9.51

Total return[e]	3.52%	8.16%	14.84%	(4.45)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.37%	2.19%	2.44%	3.27%
Expenses net of waiver and payments by affiliates	1.50%[g]	1.50%[g]	1.50%	1.50%
Net investment income	0.41%	0.62%[d]	0.42%	0.37%

Supplemental data
Net assets, end of year (000’s)	$2,192	$2,297	$2,155	$1,903
Portfolio turnover rate	49.80%	39.58%	47.73%	15.34%

aFor the period September 1, 2011 (commencement of operations) to May 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.38%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

	FRANKLIN TEMPLETON INTERNATIONAL TRUST
		FINANCIAL HIGHLIGHTS

Franklin Global Allocation Fund (continued)
		Year Ended May 31,
	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.41	$10.79	$9.53	$10.00
Income from investment operations[b]:
Net investment income[c]	0.10	0.12 [d]	0.09	0.06
Net realized and unrealized gains (losses)	0.28	0.80	1.38	(0.47)
Total from investment operations	0.38	0.92	1.47	(0.41)
Less distributions from:
Net investment income and net foreign currency gains	(0.36)	(0.30)	(0.21)	(0.06)
Net realized gains	(0.45)	—	—	—
Total distributions	(0.81)	(0.30)	(0.21)	(0.06)
Net asset value, end of year	$10.98	$11.41	$10.79	$9.53

Total return[e]	4.08%	8.62%	15.47%	(4.09)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.87%	1.69%	1.94%	2.77%
Expenses net of waiver and payments by affiliates	1.00%[g]	1.00%[g]	1.00%	1.00%
Net investment income	0.91%	1.12%[d]	0.92%	0.87%

Supplemental data
Net assets, end of year (000’s)	$10,971	$12,441	$14,511	$12,654
Portfolio turnover rate	49.80%	39.58%	47.73%	15.34%

aFor the period September 1, 2011 (commencement of operations) to May 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.88%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report | 17

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Consolidated Statement of Investments, May 31, 2015

Franklin Global Allocation Fund
	Country	Shares	Value
Common Stocks 24.4%
Automobiles & Components 1.1%
Brilliance China Automotive Holdings Ltd.	China	96,000	$150,063
Cie Generale des Etablissements Michelin, B	France	230	24,654
General Motors Co.	United States	849	30,538
Guangzhou Automobile Group Co. Ltd., H	China	60,000	61,443
Hyundai Mobis Co. Ltd.	South Korea	87	17,453
Hyundai Motor Co.	South Korea	68	9,644
Nissan Motor Co. Ltd.	Japan	3,300	34,581
[a]Tesla Motors Inc.	United States	40	10,032
Toyota Motor Corp.	Japan	400	27,731
			366,139
Banks 2.0%
Bangkok Bank PCL, fgn.	Thailand	2,300	12,414
Bank of Nova Scotia	Canada	1,000	52,560
Barclays PLC	United Kingdom	9,340	38,544
BNP Paribas SA	France	750	45,260
CIT Group Inc.	United States	385	17,810
Citigroup Inc.	United States	454	24,552
Citizens Financial Group Inc.	United States	731	19,620
Columbia Banking System Inc.	United States	232	7,009
Hana Financial Group Inc.	South Korea	1,436	38,281
HSBC Holdings PLC	United Kingdom	2,450	23,318
ING Groep NV, IDR	Netherlands	2,330	38,332
JPMorgan Chase & Co.	United States	487	32,035
KB Financial Group Inc.	South Korea	1,098	39,668
KBC GROEP NV	Belgium	700	46,949
PNC Financial Services Group Inc.	United States	469	44,879
[a]Signature Bank	United States	200	27,930
Societe Generale SA	France	316	14,763
Standard Chartered PLC	United Kingdom	980	15,668
SunTrust Banks Inc.	United States	399	17,029
[a]SVB Financial Group	United States	150	20,236
UniCredit SpA	Italy	4,637	32,450
United Overseas Bank Ltd.	Singapore	3,300	56,642
Wells Fargo & Co.	United States	283	15,837
			681,786
Capital Goods 1.8%
B/E Aerospace Inc.	United States	188	10,780
BAE Systems PLC	United Kingdom	2,840	22,355
Carillion PLC	United Kingdom	2,950	14,943
Caterpillar Inc.	United States	255	21,757
CNH Industrial NV	United Kingdom	970	8,637
CNH Industrial NV (Qualifying Common Shares)	United Kingdom	1,929	17,176
Compagnie de Saint-Gobain	France	380	17,713
Daewoo International Corp.	South Korea	368	8,803
GEA Group AG	Germany	1,100	53,420
[a]HD Supply Holdings Inc.	United States	1,070	34,721
Honeywell International Inc.	United States	200	20,840
Huntington Ingalls Industries Inc.	United States	144	17,855
Hyundai Development Co.	South Korea	1,570	85,257
ITOCHU Corp.	Japan	1,700	23,013
Kloeckner & Co. SE	Germany	780	6,803

18 | Annual Report franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Global Allocation Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Capital Goods (continued)
[a]KLX Inc.	United States	94	$4,121
MTU Aero Engines AG	Germany	500	47,712
Noble Group Ltd.	Hong Kong	85,000	50,124
Roper Technologies Inc.	United States	150	26,244
Siemens AG	Germany	170	17,888
Sinopec Engineering Group Co. Ltd.	China	18,000	17,644
Weir Group PLC	United Kingdom	2,300	71,152
			598,958
Commercial & Professional Services 0.6%
Experian PLC	United Kingdom	3,600	68,560
[a]IHS Inc., A	United States	280	34,552
Recruit Holdings Co. Ltd.	Japan	1,700	53,286
[a]Stericycle Inc.	United States	260	35,698
			192,096
Consumer Durables & Apparel 0.7%
Burberry Group PLC	United Kingdom	1,800	46,633
Ekornes ASA	Norway	1,750	23,652
Grendene SA	Brazil	1,800	9,810
Luxottica Group SpA	Italy	1,000	67,344
NIKE Inc., B	United States	460	46,768
[a]TRI Pointe Homes Inc.	United States	1,210	17,448
[a]Under Armour Inc., A	United States	280	21,955
			233,610
Consumer Services 0.4%
Starbucks Corp.	United States	220	11,431
[a]TAL Education Group, ADR	China	1,700	61,574
Whitbread PLC	United Kingdom	600	46,954
			119,959
Diversified Financials 0.9%
Aberdeen Asset Management PLC	United Kingdom	10,670	72,834
[a]Affiliated Managers Group Inc.	United States	200	44,732
[a]Ally Financial Inc.	United States	433	9,816
Azimut Holding SpA	Italy	1,400	39,743
BM&F BOVESPA SA	Brazil	3,200	11,275
Credit Suisse Group AG	Switzerland	978	25,921
Deutsche Boerse AG	Germany	900	72,109
GAM Holding Ltd.	Switzerland	390	8,693
Intercontinental Exchange Inc.	United States	100	23,678
Korea Investment Holdings Co. Ltd.	South Korea	232	13,827
			322,628
Energy 3.0%
Amec Foster Wheeler PLC	United Kingdom	4,300	62,437
Anadarko Petroleum Corp.	United States	120	10,033
Apache Corp.	United States	360	21,542
Baker Hughes Inc.	United States	389	25,075
BG Group PLC	United Kingdom	808	14,042
BP PLC	United Kingdom	5,164	35,577

franklintempleton.com

Annual Report

| 19

FRANKLIN TEMPLETON INTERNATIONAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Global Allocation Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Energy (continued)
Cenovus Energy Inc.	Canada	1,000	$16,491
China Petroleum and Chemical Corp., H	China	58,000	51,091
CNOOC Ltd.	China	55,000	85,974
CONSOL Energy Inc.	United States	318	8,853
Dragon Oil PLC	Turkmenistan	920	9,604
Eni SpA	Italy	1,144	20,599
Ensign Energy Services Inc.	Canada	2,300	21,756
[a]FMC Technologies Inc.	United States	230	9,612
Gazprom OAO, ADR	Russia	12,300	66,014
[b]Inner Mongolia Yitai Coal Co. Ltd., B	China	61,200	105,754
Kunlun Energy Co. Ltd.	China	8,000	8,677
[b]LUKOIL Holdings, ADR (London Stock Exchange)	Russia	1,950	93,522
Marathon Oil Corp.	United States	797	21,670
Murphy Oil Corp.	United States	214	9,300
Noble Corp. PLC	United States	930	15,578
PetroChina Co. Ltd., H	China	78,000	92,350
Petrofac Ltd.	United Kingdom	2,020	27,942
Precision Drilling Corp.	Canada	1,800	11,920
Royal Dutch Shell PLC, A	United Kingdom	1,003	29,939
Royal Dutch Shell PLC, B	United Kingdom	670	20,210
[a]Saipem SpA	Italy	683	8,674
[a]SBM Offshore NV	Netherlands	2,121	28,264
Subsea 7 SA	United Kingdom	990	10,386
Suncor Energy Inc.	Canada	800	23,371
Technip SA	France	390	25,746
Total SA, B	France	340	17,173
Trican Well Service Ltd.	Canada	2,300	7,153
[a]Whiting Petroleum Corp.	United States	301	9,930
WorleyParsons Ltd.	Australia	680	5,660
			1,031,919
Food & Staples Retailing 0.4%
CVS Health Corp.	United States	199	20,374
The Kroger Co.	United States	286	20,821
Metro AG	Germany	362	12,565
Tesco PLC	United Kingdom	8,880	28,855
Walgreens Boots Alliance Inc.	United States	310	26,610
Whole Foods Market Inc.	United States	320	13,197
			122,422
Food, Beverage & Tobacco 0.6%
Altria Group Inc.	United States	439	22,477
British American Tobacco PLC	United Kingdom	663	36,537
Constellation Brands Inc., A	United States	280	33,009
Imperial Tobacco Group PLC	United Kingdom	521	26,836
Lorillard Inc.	United States	499	36,167
[a]Monster Beverage Corp.	United States	160	20,365
PepsiCo Inc.	United States	260	25,072
Philip Morris International Inc.	United States	123	10,218
			210,681

20 | Annual Report

franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Global Allocation Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services 1.4%
[a]Cerner Corp.	United States	510	$34,318
Cigna Corp.	United States	11	1,549
Cochlear Ltd.	Australia	700	47,375
[a]DexCom Inc.	United States	260	18,647
[a]Edwards Lifesciences Corp.	United States	150	19,608
Elekta AB, B	Sweden	4,600	32,391
[a]Envision Healthcare Holdings Inc.	United States	970	35,841
Getinge AB, B	Sweden	647	15,637
GN Store Nord AS	Denmark	3,000	64,851
McKesson Corp.	United States	240	56,935
Medtronic PLC	United States	1,036	79,068
Shanghai Pharmaceuticals Holding Co. Ltd., H	China	6,200	20,710
Sinopharm Group Co.	China	2,800	13,344
Stryker Corp.	United States	275	26,436
			466,710
Household & Personal Products 0.2%
Energizer Holdings Inc.	United States	85	12,044
Reckitt Benckiser Group PLC	United Kingdom	600	54,153
			66,197
Insurance 0.8%
ACE Ltd.	United States	265	28,217
Aegon NV	Netherlands	3,693	28,120
[a]Alleghany Corp.	United States	46	21,866
The Allstate Corp.	United States	332	22,350
American International Group Inc.	United States	695	40,734
Aviva PLC	United Kingdom	2,490	19,924
AXA SA	France	550	13,846
China Life Insurance Co. Ltd., H	China	3,000	14,432
MetLife Inc.	United States	484	25,294
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	80	14,765
Swiss Re AG	Switzerland	130	11,674
XL Group PLC	Ireland	650	24,492
			265,714
Materials 1.1%
Akzo Nobel NV	Netherlands	190	14,476
CRH PLC	Ireland	350	9,813
Cytec Industries Inc.	United States	280	16,937
Ecolab Inc.	United States	330	37,834
Freeport-McMoRan Inc., B	United States	820	16,113
HudBay Minerals Inc.	Canada	2,300	20,554
International Paper Co.	United States	479	24,827
MeadWestvaco Corp.	United States	464	23,450
[a]Petra Diamonds Ltd.	South Africa	6,780	18,031
POSCO	South Korea	77	16,864
Symrise AG	Germany	600	38,205
Syngenta AG	Switzerland	160	72,437
ThyssenKrupp AG	Germany	477	12,640
Umicore SA	Belgium	1,400	68,789
			390,970

franklintempleton.com Annual Report | 21

FRANKLIN TEMPLETON INTERNATIONAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Global Allocation Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Media 0.8%
CBS Corp., B	United States	447	$27,589
[a]Charter Communications Inc., A	United States	130	23,272
ITV PLC	United Kingdom	11,000	45,782
Reed Elsevier PLC	United Kingdom	1,735	28,773
Time Warner Cable Inc.	United States	239	43,233
Time Warner Inc.	United States	194	16,389
Twenty-First Century Fox Inc., B	United States	1,170	39,125
The Walt Disney Co.	United States	460	50,770
			274,933
Pharmaceuticals, Biotechnology & Life Sciences 2.8%
[a]Actavis PLC	United States	320	98,179
[a]Alkermes PLC	United States	1,000	61,100
Bayer AG	Germany	170	24,120
[a]Biogen Inc.	United States	170	67,488
[a]BioMarin Pharmaceutical Inc.	United States	70	8,790
Bristol-Myers Squibb Co.	United States	390	25,194
[a]Celgene Corp.	United States	600	68,664
CSL Ltd.	Australia	600	42,877
Eli Lilly & Co.	United States	569	44,894
Gerresheimer AG	Germany	210	11,983
GlaxoSmithKline PLC	United Kingdom	790	17,551
[a]Hospira Inc.	United States	354	31,301
[a]Illumina Inc.	United States	170	35,034
[a]Jazz Pharmaceuticals PLC	United States	50	8,968
Lonza Group AG	Switzerland	110	15,449
Merck & Co. Inc.	United States	1,019	62,047
[a]MorphoSys AG	Germany	170	12,483
[a]Prestige Brands Holdings Inc.	United States	420	18,446
[a]QIAGEN NV	Netherlands	790	19,337
[a]Regeneron Pharmaceuticals Inc.	United States	30	15,377
Roche Holding AG	Switzerland	370	108,734
Sanofi	France	210	20,567
Teva Pharmaceutical Industries Ltd., ADR	Israel	1,127	67,733
UCB SA	Belgium	140	10,013
[a]Valeant Pharmaceuticals International Inc.	United States	230	54,917
			951,246
Retailing 0.8%
Advance Auto Parts Inc.	United States	150	22,983
[a]Amazon.com Inc.	United States	90	38,631
Dollarama Inc.	Canada	900	49,821
Kingfisher PLC	United Kingdom	4,770	26,975
Marks & Spencer Group PLC	United Kingdom	2,300	20,495
[a]The Priceline Group Inc.	United States	30	35,161
Springland International Holdings Ltd.	China	21,600	7,856
Start Today Co. Ltd.	Japan	1,800	48,588
Tractor Supply Co.	United States	200	17,428
			267,938

22 | Annual Report

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Global Allocation Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 0.7%
ARM Holdings PLC	United Kingdom	3,400	$60,022
[a]Cavium Inc.	United States	460	32,370
[a]GCL-Poly Energy Holdings Ltd.	China	103,000	27,498
[a]NXP Semiconductors NV	Netherlands	460	51,635
Skyworks Solutions Inc.	United States	260	28,434
[a]Trina Solar Ltd., ADR	China	2,310	28,575
			228,534
Software & Services 2.1%
CA Inc.	United States	679	20,675
Capcom Co. Ltd.	Japan	1,100	21,334
[a]Check Point Software Technologies Ltd.	Israel	600	50,832
[a]CoStar Group Inc.	United States	100	20,891
Dassault Systemes SA	France	800	62,550
[a]Electronic Arts Inc.	United States	520	32,633
[a]Facebook Inc., A	United States	480	38,011
[a]FleetCor Technologies Inc.	United States	190	28,907
[a]LinkedIn Corp., A	United States	190	37,037
MasterCard Inc., A	United States	720	66,427
MercadoLibre Inc.	Argentina	300	43,539
Microsoft Corp.	United States	1,303	61,059
[a]Mobileye NV	United States	190	8,945
The Sage Group PLC	United Kingdom	6,000	52,135
[a]Salesforce.com Inc.	United States	520	37,830
[a]ServiceNow Inc.	United States	260	19,919
Symantec Corp.	United States	1,384	34,081
Visa Inc., A	United States	790	54,257
Xerox Corp.	United States	2,157	24,633
			715,695
Technology Hardware & Equipment 1.4%
Apple Inc.	United States	1,450	188,906
CANON Inc.	Japan	300	10,375
Cisco Systems Inc.	United States	1,117	32,739
Digital China Holdings Ltd.	China	8,000	14,445
Hewlett-Packard Co.	United States	615	20,541
Kingboard Chemical Holdings Ltd.	Hong Kong	9,200	17,988
Nokia Corp., ADR	Finland	2,251	16,410
Nokia OYJ, A	Finland	2,217	16,185
[a]Palo Alto Networks Inc.	United States	280	47,457
Samsung Electronics Co. Ltd.	South Korea	58	68,042
YASKAWA Electric Corp.	Japan	3,000	42,303
[a]Zebra Technologies Corp., A	United States	130	14,253
			489,644
Telecommunication Services 0.4%
China Mobile Ltd.	China	1,000	13,207
China Telecom Corp. Ltd., H	China	42,000	28,547
Koninklijke KPN NV	Netherlands	4,210	15,281

franklintempleton.com

Annual Report

| 23

FRANKLIN TEMPLETON INTERNATIONAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Global Allocation Fund (continued)
	Country	Shares		Value
Common Stocks (continued)
Telecommunication Services (continued)
SoftBank Corp.	Japan	200		$12,001
Telefonica SA	Spain	1,440		20,376
Telenor ASA	Norway	860		19,505
Vodafone Group PLC	United Kingdom	9,287		36,246
				145,163
Transportation 0.4%
A.P. Moeller-Maersk AS, B	Denmark	29		55,942
Deutsche Lufthansa AG	Germany	670		9,422
DSV AS	Denmark	1,900		66,084
[a]Spirit Airlines Inc.	United States	330		20,978
				152,426
Utilities 0.0%†
NRG Energy Inc.	United States	595		14,994
Total Common Stocks (Cost $6,041,365)				8,310,362
Preferred Stocks (Cost $14,338) 0.0%†
Automobiles & Components 0.0%†
Volkswagen AG, pfd.	Germany	59		14,325

		Principal
		Amount*

Corporate Bonds 3.2%
Automobiles & Components 0.6%
[c]BMW Finance NV, senior note, FRN, 0.258%, 9/05/16	Germany	130,000	EUR	143,005
BMW US Capital LLC, senior note, 1.25%, 7/20/16	Germany	65,000	EUR	72,300
				215,305
Banks 1.1%
[d]Abbey National Treasury Services PLC, senior note, Reg S, 2.00%, 1/14/19	United Kingdom	100,000	EUR	115,116
[d]Toyota Motor Credit Corp., senior note, Reg S, 1.25%, 8/01/17	Japan	125,000	EUR	140,529
[c,d]Volkswagen Bank GmbH, senior note, Reg S, FRN, 0.391%, 5/09/16	Germany	100,000	EUR	110,151
				365,796
Diversified Financials 0.5%
[d]GE Capital European Funding, senior note, Reg S, 2.875%, 6/18/19	United States	125,000	EUR	150,225
Food, Beverage & Tobacco 0.4%
[d]Anheuser-Busch InBev NV, senior note, Reg S, 1.25%, 3/24/17	Belgium	130,000	EUR	145,482
Technology Hardware & Equipment 0.2%
[e]Avaya Inc.,
senior note, 144A, 10.50%, 3/01/21	United States	42,000		36,120
senior secured note, 144A, 7.00%, 4/01/19	United States	17,000		17,085
				53,205
Utilities 0.4%
[d]Snam SpA, senior note, Reg S, 2.375%, 6/30/17	Italy	125,000	EUR	142,874
Total Corporate Bonds (Cost $1,282,184)				1,072,887

24 | Annual Report

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Global Allocation Fund (continued)
	Country	Shares		Value
[c,f]Senior Floating Rate Interests 0.1%
Technology Hardware & Equipment 0.1%
Avaya Inc.,
Term B-3 Loan, 4.685%, 10/26/17	United States	13,569		$13,539
Term B-6 Loan, 6.50%, 3/31/18	United States	3,229		3,233
Total Senior Floating Rate Interests (Cost $15,757)				16,772

		Units

[g]Exchange Traded Notes (Cost $954,712) 2.4%
Energy 2.4%
[a,h,i]iPath Bloomberg Commodity Index Total Return ETN, 6/12/36	United States	28,900		825,673

		Principal
		Amount*

Foreign Government and Agency Securities 3.9%
[e]Caisse D’Amortissement De La Dette Sociale, senior note, 144A, 1.375%,
1/29/18	France	152,000		153,310
Deutsche Bahn Finance BV, senior note, 4.00%, 1/16/17	Germany	100,000	EUR	116,808
Government of Malaysia,
3.835%, 8/12/15	Malaysia	640,000	MYR	174,870
4.72%, 9/30/15	Malaysia	527,000	MYR	144,549
3.197%, 10/15/15	Malaysia	330,000	MYR	90,077
senior note, 3.172%, 7/15/16	Malaysia	10,000	MYR	2,729
Government of Mexico,
6.00%, 6/18/15	Mexico	31,920[j] MXN		207,639
8.00%, 12/17/15	Mexico	13,170[j] MXN		87,769
6.25%, 6/16/16	Mexico	21,490[j] MXN		143,552
7.25%, 12/15/16	Mexico	22,700[j] MXN		154,953
Letra Tesouro Nacional, Strip,
10/01/15	Brazil	40[k] BRL		12,009
1/01/16	Brazil	110[k] BRL		31,964
7/01/16	Brazil	10[k] BRL		2,729
10/01/16	Brazil	40[k] BRL		10,582
Total Foreign Government and Agency Securities
(Cost $1,446,889)				1,333,540
U.S. Government and Agency Securities 3.0%
FHLB, 0.375%, 6/24/16	United States	190,000		190,014
U.S. Treasury Note,
0.50%, 9/30/16	United States	180,000		180,197
0.625%, 9/30/17	United States	180,000		179,564
1.375%, 9/30/18	United States	180,000		181,772
1.375%, 3/31/20	United States	300,000		298,852
Total U.S. Government and Agency Securities
(Cost $1,031,556)				1,030,399
Total Investments before Short Term Investments
(Cost $10,786,801)				12,603,958

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Annual Report

| 25

FRANKLIN TEMPLETON INTERNATIONAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Global Allocation Fund (continued)
		Principal
	Country	Amount*		Value
Short Term Investments 64.0%
Foreign Government and Agency Securities 1.8%
[l]Bank of Negara Monetary Notes, 6/03/15 - 11/24/15	Malaysia	880,000	MYR	$238,481
[l]Malaysia Treasury Bills, 6/05/15 - 3/18/16	Malaysia	140,000	MYR	37,847
[l]Mexico Treasury Bills, 6/11/15 - 4/14/16	Mexico	491,390[m] MXN		312,950
Total Foreign Government and Agency Securities
(Cost $627,393)				589,278
Total Investments before Money Market Funds
(Cost $11,414,194)				13,193,236

		Shares
Money Market Funds (Cost $21,176,248) 62.2%
[a,n]Institutional Fiduciary Trust Money Market Portfolio	United States	21,176,248		21,176,248
Total Investments (Cost $32,590,442) 101.0%				34,369,484
Other Assets, less Liabilities (1.0)%				(331,241)
Net Assets 100.0%				$34,038,243

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bAt May 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time.
cThe coupon rate shown represents the rate at period end.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2015, the aggregate value of these securities was $804,377, representing 2.36% of net assets.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buy-
ers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At May 31, 2015, the aggregate value of these securities was $206,515, representing 0.61% of net assets.
fSee Note 1(g) regarding senior floating rate interests.
gSee Note 1(e) regarding exchange traded notes.
hThe security is owned by GAF Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(f).
iSecurity does not guarantee any return of principal at maturity, upon redemption or otherwise. Cash payment at maturity or upon early redemption is based on the performance of the indicated index less an investor fee.
jPrincipal amount is stated in 100 Mexican Peso Units.
kPrincipal amount is stated in 1,000 Brazilian Real Units.
lThe security is traded on a discount basis with no stated coupon rate.
mPrincipal amount is stated in 10 Mexican Peso Units.
nSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

26 | Annual Report

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Global Allocation Fund (continued)

At May 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c)

Forward Exchange Contracts
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange
Contracts
Indian Rupee	JPHQ	Buy	3,794,000	59,603		6/02/15	$—	$(126)
Indian Rupee	JPHQ	Sell	3,794,000	59,598		6/02/15	121	—
Euro	BZWS	Buy	13,300	15,114		6/05/15	—	(502)
Euro	BZWS	Sell	13,300	18,114		6/05/15	3,501	—
Euro	HSBC	Buy	44,523	52,510		6/08/15	—	(3,591)
Euro	HSBC	Sell	44,523	57,984		6/08/15	9,065	—
Indian Rupee	JPHQ	Buy	3,794,000	59,652		6/08/15	—	(239)
Indian Rupee	JPHQ	Sell	3,794,000	59,532		6/08/15	119	—
Japanese Yen	CITI	Buy	3,100,000	26,018		6/09/15	—	(1,035)
Japanese Yen	CITI	Sell	3,100,000	30,353		6/09/15	5,370	—
Japanese Yen	HSBC	Buy	4,600,000	38,612		6/09/15	—	(1,540)
Japanese Yen	HSBC	Sell	4,600,000	45,035		6/09/15	7,964	—
Japanese Yen	BZWS	Buy	4,130,000	34,661		6/10/15	—	(1,377)
Japanese Yen	BZWS	Sell	4,130,000	40,448		6/10/15	7,164	—
Japanese Yen	CITI	Buy	6,080,000	51,029		6/10/15	—	(2,030)
Japanese Yen	CITI	Sell	6,080,000	59,455		6/10/15	10,456	—
Japanese Yen	HSBC	Buy	4,400,000	36,933		6/10/15	—	(1,473)
Japanese Yen	HSBC	Sell	4,400,000	43,108		6/10/15	7,648	—
Japanese Yen	DBAB	Buy	1,500,000	12,590		6/11/15	—	(501)
Japanese Yen	DBAB	Sell	1,500,000	14,686		6/11/15	2,597	—
Japanese Yen	JPHQ	Buy	4,080,000	34,245		6/11/15	—	(1,363)
Japanese Yen	JPHQ	Sell	4,080,000	39,937		6/11/15	7,055	—
Indian Rupee	JPHQ	Buy	3,794,000	60,360		6/15/15	—	(1,020)
Indian Rupee	JPHQ	Sell	3,794,000	59,448		6/15/15	108	—
Australian Dollar	DBAB	Buy	1,250,000	955,500		6/17/15	—	(1,090)
Australian Dollar	DBAB	Sell	1,250,000	957,938		6/17/15	3,527	—
British Pound	DBAB	Buy	1,240,000	1,833,292		6/17/15	61,726	—
British Pound	DBAB	Sell	1,240,000	1,835,662		6/17/15	—	(59,356)
Canadian Dollar	DBAB	Sell	2,300,000	1,829,846		6/17/15	—	(18,006)
Euro	DBAB	Sell	1,600,000	1,697,120		6/17/15	—	(61,070)
Japanese Yen	DBAB	Sell	153,200,000	1,264,235		6/17/15	29,464	—
Japanese Yen	JPHQ	Buy	1,700,000	14,269		6/17/15	—	(568)
Japanese Yen	JPHQ	Sell	1,700,000	16,712		6/17/15	3,011	—
Norwegian Krone	DBAB	Buy	9,500,000	1,176,357		6/17/15	45,811	—
Swiss Franc	DBAB	Buy	2,240,000	2,299,323		6/17/15	85,642	—
Swiss Franc	DBAB	Sell	2,240,000	2,235,975		6/17/15	—	(148,989)
Euro	BZWS	Buy	1,929	2,193		6/22/15	—	(73)
Euro	BZWS	Sell	1,929	2,624		6/22/15	504	—
Euro	RBS	Buy	1,009,000	1,133,773		6/25/15	—	(24,900)
Euro	RBS	Sell	1,009,000	1,086,441		6/25/15	—	(22,432)
Malaysian Ringgit	HSBC	Buy	162,863	41,377	EUR	7/14/15	—	(1,214)
Malaysian Ringgit	HSBC	Sell	162,863	39,723	EUR	7/14/15	—	(604)
Malaysian Ringgit	JPHQ	Buy	30,630	7,134	EUR	7/14/15	484	—
Malaysian Ringgit	JPHQ	Sell	30,630	7,469	EUR	7/14/15	—	(115)
Euro	BOFA	Sell	7,560	8,585		7/20/15	323	(50)
Euro	BZWS	Sell	165	187		7/20/15	6	—

franklintempleton.com	Annual Report	|	27

FRANKLIN TEMPLETON INTERNATIONAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Global Allocation Fund (continued)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount*	Date	Appreciation	Depreciation
OTC Forward Exchange
Contracts (continued)
Euro	DBAB	Sell	31,556	36,281	7/20/15	$1,713	$(125)
Euro	FBCO	Sell	9,090	10,281	7/20/15	377	(90)
Euro	HSBC	Sell	10,368	11,864	7/20/15	532	(67)
Euro	SSBT	Sell	32,666	37,734	7/20/15	1,897	(76)
Japanese Yen	DBAB	Buy	3,820,000	32,081	7/21/15	—	(1,279)
Japanese Yen	DBAB	Sell	3,820,000	32,850	7/21/15	2,048	—
Euro	DBAB	Buy	12,000	13,643	7/27/15	—	(449)
Euro	DBAB	Sell	12,000	16,183	7/27/15	2,989	—
Euro	GSFX	Buy	12,000	13,655	7/27/15	—	(461)
Euro	GSFX	Sell	12,000	16,190	7/27/15	2,996	—
Euro	JPHQ	Buy	16,000	18,192	7/31/15	—	(598)
Euro	JPHQ	Sell	16,000	21,511	7/31/15	3,918	—
Euro	HSBC	Buy	16,000	18,199	8/04/15	—	(605)
Euro	HSBC	Sell	16,000	21,472	8/04/15	3,878	—
Euro	UBSW	Sell	17,000	22,814	8/04/15	4,120	—
Euro	BZWS	Buy	8,000	9,097	8/05/15	—	(300)
Euro	BZWS	Sell	8,000	10,754	8/05/15	1,957	—
South Korean Won	BOFA	Buy	16,786,101	15,355	8/12/15	—	(322)
South Korean Won	BOFA	Sell	18,886,175	16,995	8/12/15	93	(12)
South Korean Won	FBCO	Buy	1,877,046	1,712	8/12/15	—	(31)
South Korean Won	FBCO	Sell	20,306,704	18,272	8/12/15	86	—
South Korean Won	HSBC	Buy	31,358,827	28,706	8/12/15	—	(622)
South Korean Won	HSBC	Sell	26,513,095	23,817	8/12/15	94	(22)
Japanese Yen	CITI	Buy	2,840,000	23,858	8/17/15	—	(950)
Japanese Yen	CITI	Sell	2,840,000	23,830	8/17/15	923	—
British Pound	BOFA	Buy	5,085	7,658	8/19/15	120	(11)
British Pound	BOFA	Sell	84,952	129,787	8/19/15	226	(205)
British Pound	DBAB	Buy	9,936	15,058	8/19/15	119	—
British Pound	DBAB	Sell	2,550	3,779	8/19/15	—	(116)
British Pound	FBCO	Buy	5,937	8,891	8/19/15	186	(8)
British Pound	FBCO	Sell	57,121	87,401	8/19/15	148	—
British Pound	HSBC	Sell	56,873	87,016	8/19/15	141	—
British Pound	SSBT	Buy	94,075	148,057	8/19/15	11	(4,366)
British Pound	SSBT	Sell	2,786	4,148	8/19/15	14	(122)
Philippine Peso	JPHQ	Buy	10,959,000	249,266	8/28/15	—	(4,281)
Philippine Peso	JPHQ	Sell	10,959,000	245,332	8/28/15	347	—
Japanese Yen	CITI	Buy	34,544,250	290,243	8/31/15	—	(11,553)
Japanese Yen	CITI	Sell	34,544,250	333,864	8/31/15	55,175	—
Japanese Yen	JPHQ	Buy	33,831,600	284,275	8/31/15	—	(11,335)
Japanese Yen	JPHQ	Sell	33,831,600	327,073	8/31/15	54,133	—
Euro	DBAB	Buy	620,000	705,250	9/02/15	—	(23,160)
Euro	DBAB	Sell	620,000	819,318	9/02/15	137,228	—
Chilean Peso	DBAB	Buy	114,700,000	189,399	9/08/15	—	(5,672)
Chilean Peso	DBAB	Sell	114,700,000	189,618	9/08/15	5,891	—
Euro	JPHQ	Buy	45,000	51,192	9/08/15	—	(1,680)
Euro	JPHQ	Sell	45,000	58,550	9/08/15	9,038	—
Malaysian Ringgit	DBAB	Buy	38,299	11,673	9/18/15	—	(1,317)
Malaysian Ringgit	DBAB	Sell	38,299	10,546	9/18/15	189	—

28 | Annual Report franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Global Allocation Fund (continued)

Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange
Contracts (continued)
Hungarian Forint	JPHQ	Buy	4,038,000	12,834	EUR	9/23/15	$190	$—
Hungarian Forint	JPHQ	Sell	4,038,000	13,121	EUR	9/23/15	125	—
Hungarian Forint	JPHQ	Buy	3,232,000	10,261	EUR	9/25/15	164	—
Hungarian Forint	JPHQ	Sell	3,232,000	10,501	EUR	9/25/15	100	—
Euro	CITI	Buy	9,009	10,263		9/28/15	—	(347)
Euro	CITI	Sell	9,009	11,619		9/28/15	1,703	—
Euro	DBAB	Buy	32,000	36,413		9/28/15	—	(1,192)
Euro	DBAB	Sell	32,000	41,211		9/28/15	5,990	—
Japanese Yen	JPHQ	Sell	14,600,000	134,780		10/07/15	16,914	—
Euro	DBAB	Buy	2,665	3,033		10/08/15	—	(99)
Euro	DBAB	Sell	2,665	2,902		10/08/15	—	(32)
Japanese Yen	HSBC	Sell	7,200,000	66,823		10/09/15	8,696	—
Japanese Yen	BZWS	Sell	3,700,000	34,363		10/13/15	4,489	—
Japanese Yen	DBAB	Sell	3,600,000	33,454		10/13/15	4,388	—
Euro	BZWS	Buy	92,000	104,765		10/14/15	—	(3,477)
Euro	BZWS	Sell	92,000	117,516		10/14/15	16,229	—
Euro	JPHQ	Buy	173,000	196,919		10/14/15	—	(6,454)
Euro	JPHQ	Sell	173,000	221,047		10/14/15	30,583	—
Mexican Peso	DBAB	Buy	1,296,000	94,765		10/14/15	—	(11,419)
Mexican Peso	DBAB	Sell	1,296,000	84,674		10/14/15	1,329	—
Malaysian Ringgit	DBAB	Buy	38,299	9,681	EUR	10/15/15	—	(323)
Malaysian Ringgit	DBAB	Sell	38,299	9,264	EUR	10/15/15	—	(135)
Euro	BZWS	Buy	64,000	72,914		10/16/15	—	(2,451)
Euro	BZWS	Sell	64,000	81,632		10/16/15	11,169	—
Japanese Yen	JPHQ	Sell	3,465,000	32,782		10/19/15	4,804	—
Japanese Yen	JPHQ	Sell	6,550,000	61,953		10/20/15	9,063	—
Euro	BZWS	Buy	174,000	198,274		10/22/15	—	(6,682)
Euro	BZWS	Sell	174,000	222,931		10/22/15	31,339	—
Japanese Yen	BZWS	Sell	840,000	7,894		10/22/15	1,111	—
Euro	GSFX	Buy	4,537	5,171		11/09/15	—	(174)
Euro	GSFX	Sell	4,537	5,108		11/09/15	111	—
Euro	JPHQ	Sell	17,084	21,407		11/12/15	2,589	—
Japanese Yen	JPHQ	Sell	1,300,000	11,422		11/12/15	921	—
Euro	BZWS	Sell	52,000	64,906		11/13/15	7,626	—
Euro	CITI	Sell	9,840	11,019		11/13/15	180	—
Euro	DBAB	Sell	346,573	433,930		11/16/15	52,149	—
Japanese Yen	DBAB	Sell	1,634,000	14,246		11/16/15	1,046	—
Brazilian Real	HSBC	Buy	110,000	38,540		11/20/15	—	(6,020)
Brazilian Real	HSBC	Sell	110,000	34,402		11/20/15	1,882	—
Euro	DBAB	Sell	17,273	20,718		1/07/16	1,668	—
Euro	JPHQ	Sell	40,000	47,308		1/15/16	3,187	—
Euro	BZWS	Sell	40,000	47,339		1/19/16	3,214	—
Euro	JPHQ	Sell	39,000	46,084		1/19/16	3,063	—
Japanese Yen	JPHQ	Sell	3,465,000	29,822		1/20/16	1,781	—
Euro	JPHQ	Sell	40,000	46,825		1/25/16	2,694	—
Euro	DBAB	Sell	19,000	21,678		1/29/16	714	—
Japanese Yen	JPHQ	Sell	3,300,000	28,289		2/08/16	1,569	—
Japanese Yen	SCNY	Sell	3,280,000	28,112		2/08/16	1,554	—

franklintempleton.com

Annual Report | 29

FRANKLIN TEMPLETON INTERNATIONAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Global Allocation Fund (continued)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount*	Date	Appreciation	Depreciation
OTC Forward Exchange
Contracts (continued)
Euro	DBAB	Sell	113,000	130,052	2/09/16	$5,340	$—
Japanese Yen	BZWS	Sell	3,280,000	28,112	2/09/16	1,553	—
Japanese Yen	JPHQ	Sell	3,290,000	28,188	2/09/16	1,549	—
Japanese Yen	HSBC	Sell	4,290,000	36,418	2/12/16	1,678	—
Japanese Yen	JPHQ	Sell	4,287,000	36,393	2/12/16	1,678	—
Japanese Yen	CITI	Sell	5,680,000	47,776	2/16/16	1,775	—
Japanese Yen	JPHQ	Sell	2,850,000	24,051	2/16/16	970	—
Japanese Yen	GSFX	Sell	2,850,000	24,167	2/17/16	1,085	—
Japanese Yen	JPHQ	Sell	2,850,000	24,124	2/17/16	1,042	—
Euro	DBAB	Sell	140,000	160,374	2/23/16	5,815	—
Japanese Yen	BZWS	Sell	1,420,000	12,032	2/25/16	529	—
Euro	BZWS	Sell	70,528	80,482	2/26/16	2,613	—
Japanese Yen	BZWS	Sell	2,840,000	23,927	2/26/16	920	—
Euro	DBAB	Sell	83,517	95,541	2/29/16	3,322	—
Japanese Yen	DBAB	Sell	915,000	7,745	2/29/16	332	—
Euro	BZWS	Sell	20,444	22,775	3/09/16	196	—
Euro	DBAB	Sell	40,000	44,466	3/09/16	287	—
Japanese Yen	BZWS	Sell	3,863,800	32,396	3/09/16	1,083	—
Euro	CITI	Sell	25,814	28,326	3/10/16	—	(186)
Mexican Peso	HSBC	Buy	753,430	47,368	3/11/16	538	—
Mexican Peso	HSBC	Sell	753,430	48,608	3/11/16	702	—
Euro	BZWS	Sell	4,551	4,870	3/16/16	—	(157)
Euro	CITI	Sell	2,661	2,851	3/16/16	—	(88)
Japanese Yen	CITI	Sell	3,100,000	25,774	3/22/16	641	—
Euro	BZWS	Sell	4,538	4,876	3/23/16	—	(138)
Japanese Yen	DBAB	Sell	1,542,000	12,843	3/24/16	340	—
Japanese Yen	BZWS	Sell	1,580,000	13,338	3/28/16	526	—
Euro	BOFA	Sell	64,700	71,456	3/29/16	65	(109)
Euro	BOFA	Sell	18,200	20,180	3/30/16	66	—
Euro	BZWS	Sell	4,483	4,895	4/01/16	—	(59)
Euro	CITI	Sell	8,200	9,100	4/08/16	36	—
Euro	DBAB	Sell	5,365	5,809	4/13/16	—	(122)
Euro	HSBC	Sell	5,386	5,739	4/18/16	—	(217)
Japanese Yen	BZWS	Sell	1,270,000	10,725	4/18/16	420	—
Euro	JPHQ	Sell	865	942	4/21/16	—	(14)
Japanese Yen	JPHQ	Sell	1,640,000	13,908	4/21/16	600	—
Euro	BZWS	Sell	4,457	4,826	4/22/16	—	(103)
Euro	BZWS	Sell	3,615	3,951	4/29/16	—	(47)
Euro	SCNY	Sell	16,000	17,621	4/29/16	—	(77)
Euro	BZWS	Sell	9,004	10,126	5/05/16	165	—
Total Forward Exchange Contracts unrealized appreciation (depreciation)						852,453	(463,221)
Net unrealized appreciation (depreciation)						$389,232

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.
*In U.S. dollars unless otherwise indicated.

See Abbreviations on page 47.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
May 31, 2015

Franklin Global Allocation Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,414,194
Cost - Sweep Money Fund (Note 3f)	21,176,248
Total cost of investments	$32,590,442
Value - Unaffiliated issuers	$13,193,236
Value - Sweep Money Fund (Note 3f)	21,176,248
Total value of investments	34,369,484
Cash	55,125
Restricted Cash (Note 1d)	140,000
Foreign currency, at value (cost $44,018)	43,977
Receivables:
Investment securities sold	23,595
Capital shares sold	85,164
Dividends and interest	83,886
Unrealized appreciation on OTC forward exchange contracts	852,453
Other assets	17
Total assets	35,653,701
Liabilities:
Payables:
Capital shares redeemed	928,675
Management fees	1,093
Distribution fees	8,283
Transfer agent fees	4,702
Due to brokers	140,000
Unrealized depreciation on OTC forward exchange contracts	463,221
Deferred tax	2,072
Accrued expenses and other liabilities	67,412
Total liabilities	1,615,458
Net assets, at value	$34,038,243
Net assets consist of:
Paid-in capital	$28,792,373
Undistributed net investment income	241,815
Net unrealized appreciation (depreciation)	2,163,585
Accumulated net realized gain (loss)	2,840,470
Net assets, at value	$34,038,243

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)
May 31, 2015

Class A:
Net assets, at value	$17,009,868
Shares outstanding	1,550,550
Net asset value per share[a]	$10.97
Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.64
Class C:
Net assets, at value	$3,865,713
Shares outstanding	354,052
Net asset value and maximum offering price per share[a]	$10.92
Class R:
Net assets, at value	$2,191,624
Shares outstanding	200,209
Net asset value and maximum offering price per share	$10.95
Advisor Class:
Net assets, at value	$10,971,038
Shares outstanding	999,635
Net asset value and maximum offering price per share	$10.98

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations
for the year ended May 31, 2015

Franklin Global Allocation Fund

Investment income:
Dividends (net of foreign taxes of $30,037)	$434,923
Interest (net of foreign taxes of $4,465)	324,569
Total investment income	759,492
Expenses:
Management fees (Note 3a)	377,479
Distribution fees: (Note 3c)
Class A	52,222
Class C	52,833
Class R	11,060
Transfer agent fees: (Note 3e)
Class A	21,139
Class C	5,488
Class R	2,239
Advisor Class	11,316
Custodian fees (Note 4)	11,055
Reports to shareholders	30,403
Registration and filing fees	63,651
Professional fees	154,819
Other	63,688
Total expenses	857,392
Expense reductions (Note 4)	(21)
Expenses waived/paid by affiliates (Note 3f and 3g)	(344,197)
Net expenses	513,174
Net investment income	246,318
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	2,466,106
Foreign currency transactions	1,537,303
Futures contracts	865,063
Swap contracts	(17,136)
Net realized gain (loss)	4,851,336
Net change in unrealized appreciation (depreciation) on:
Investments	(4,102,128)
Futures contracts	(73,422)
Swap contracts	(47,316)
Translation of other assets and liabilities denominated in foreign currencies	440,350
Change in deferred taxes on unrealized appreciation	(99)
Net change in unrealized appreciation (depreciation)	(3,782,615)
Net realized and unrealized gain (loss)	1,068,721
Net increase (decrease) in net assets resulting from operations	$1,315,039

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Global Allocation Fund

	Year Ended May 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$246,318	$385,492
Net realized gain (loss)	4,851,336	611,780
Net change in unrealized appreciation (depreciation)	(3,782,615)	2,455,361
Net increase (decrease) in net assets resulting from operations	1,315,039	3,452,633
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(576,960)	(592,943)
Class C	(92,968)	(138,311)
Class R	(56,316)	(55,502)
Advisor Class	(374,006)	(346,721)
Net realized gains:
Class A	(808,863)	—
Class C	(223,902)	—
Class R	(90,795)	—
Advisor Class	(460,142)	—
Total distributions to shareholders	(2,683,952)	(1,133,477)
Capital share transactions: (Note 2)
Class A	(5,806,665)	(1,107,999)
Class C	(1,529,032)	(1,048,184)
Class R	(24,254)	24,507
Advisor Class	(1,035,148)	(2,837,941)
Total capital share transactions	(8,395,099)	(4,969,617)
Net increase (decrease) in net assets	(9,764,012)	(2,650,461)
Net assets:
Beginning of year	43,802,255	46,452,716
End of year	$34,038,243	$43,802,255
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$241,815	$(132,180)

34 | Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Notes to Consolidated Financial Statements

Franklin Global Allocation Fund

1. Organization and Significant Accounting Policies

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Allocation Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors effective April 20, 2015.

Effective June 30, 2014, Franklin Templeton Global Allocation Fund was renamed Franklin Global Allocation Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded notes and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Global Allocation Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Global Allocation Fund (continued)

risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterpar-ties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate or equity price risk, and certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to equity price risk of an underlying instrument. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 8 regarding other derivative information.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Global Allocation Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Restricted Cash

At May 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

e. Exchange Traded Notes

The Fund purchases exchange traded notes. Exchange traded notes are senior, unsecured, unsubordinated debt securities issued by an underwriting bank. Exchange traded notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of exchange traded notes include the credit risk of the issuer, counterparty risk, and the potential inability of the Fund to dispose of the exchange traded note in the normal course of business.

f. Investments in GAF Holdings Corporation (GAF Subsidiary)

The Fund invests in certain financial instruments through its investment in the GAF Subsidiary. The GAF Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At May 31, 2015, the GAF Subsidiary’s investment as well as any other assets and liabilities of the GAF Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the GAF Subsidiary. All intercompany transactions and balances have been eliminated. At May 31, 2015, the net assets of the GAF Subsidiary were $870,605, representing 2.56% of the Fund’s consolidated net assets. The Fund’s investment in the GAF Subsidiary is limited to 25% of consolidated assets.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of May 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s consolidated financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Global Allocation Fund (continued)

dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended May 31,
		2015		2014
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	305,811	$3,357,984	649,165	$7,140,140
Shares issued in reinvestment of distributions	94,598	942,193	30,002	325,524
Shares redeemed	(914,978)	(10,106,842)	(791,858)	(8,573,663)
Net increase (decrease)	(514,569)	$(5,806,665)	(112,691)	$(1,107,999)

Class C Shares:
Shares sold	121,768	$1,336,304	182,498	$1,981,247
Shares issued in reinvestment of distributions	31,741	315,826	10,240	110,391
Shares redeemed	(292,353)	(3,181,162)	(288,840)	(3,139,822)
Net increase (decrease)	(138,844)	$(1,529,032)	(96,102)	$(1,048,184)

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Global Allocation Fund (continued)

2. Shares of Beneficial Interest (continued)
			Year Ended May 31,
		2015			2014
	Shares		Amount	Shares	Amount
Class R Shares:
Shares sold	296		$3,220	2,345	$26,119
Shares issued in reinvestment of distributions	188		1,871	57	622
Shares redeemed	(2,700)		(29,345)	(200)	(2,234)
Net increase (decrease)	(2,216)		$(24,254)	2,202	$24,507
Advisor Class Shares:
Shares sold	42,180		$475,051	26,842	$291,477
Shares issued in reinvestment of distributions	4,470		44,520	1,459	15,860
Shares redeemed	(137,468)		(1,554,719)	(283,012)	(3,145,278)
Net increase (decrease)	(90,818)	$(1,035,148)		(254,711)	$(2,837,941)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Alternative Strategies Advisers, LLC (FASA)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and the GAF Subsidiary pay an investment management fee to FASA based on the average daily net assets of the Fund and the GAF Subsidiary as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $1 billion
0.930%	Over $1 billion, up to and including $5 billion
0.910%	Over $5 billion, up to and including $10 billion
0.890%	Over $10 billion, up to and including $15 billion
0.870%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Global Allocation Fund (continued)

Management fees paid by the Fund are reduced on assets invested in the GAF Subsidiary, in an amount not to exceed the management fees paid by the GAF Subsidiary.

Under a subadvisory agreement, Advisers, Franklin Mutual, FT Institutional, FTIML, TAML, and TGAL, affiliates of FASA, provide subadvisory services to the Fund. The subadvisory fee is paid by FASA based on the Fund’s average daily net assets, and is not an additional expense of the Fund or the GAF Subsidiary.

b. Administrative Fees

Under an agreement with FASA, FT Services provides administrative services to the Fund and the GAF Subsidiary. The fee is paid by FASA based on the Fund’s and the GAF Subsidiary’s average daily net assets, and is not an additional expense of the Fund or the GAF Subsidiary.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

On July 15, 2015, the Board approved to set the current rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$11,536
CDSC retained	$845

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended May 31, 2015, the Fund paid transfer agent fees of $40,182, of which $23,668 was retained by Investor Services.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Global Allocation Fund (continued)

3. Transactions with Affiliates (continued)

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to June 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

FASA has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.00% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2015.

h. Other Affiliated Transactions

At May 31, 2015, Advisers owned 55.21% of the Fund’s outstanding shares. Investment activities of this investment company could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund and the GAF Subsidiary have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the funds’ custodian expenses. During the year ended May 31, 2015, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended May 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$1,218,622	$1,133,477
Long term capital gain	1,465,330	—
	$2,683,952	$1,133,477

At May 31, 2015, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$32,735,482

Unrealized appreciation	$2,497,743
Unrealized depreciation	(863,741)
Net unrealized appreciation (depreciation)	$1,634,002

Undistributed ordinary income	$1,337,568
Undistributed long term capital gains	2,299,594
Distributable earnings	$3,637,162

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, inflation related adjustments on foreign securities, wash sales and financial futures transactions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Global Allocation Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2015, aggregated $16,138,213 and $39,318,435, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

At May 31, 2015, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Consolidated Statement of		Consolidated Statement of
Hedging Instruments	Assets and Liabilities Location	Fair Value	Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC		Unrealized depreciation on OTC
	forward exchange contracts	$852,453	forward exchange contracts	$463,221

For the year ended May 31, 2015, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

				Net Change
		Net		in Unrealized
Derivative Contracts		Realized		Appreciation
Not Accounted for as	Consolidated Statement	Gain (Loss)	Consolidated Statement	(Depreciation)
Hedging Instruments	of Operations Locations	for the Year	of Operations Locations	for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$(178,363)	Futures contracts	$557
	Swap contracts	(39,647)	Swap contracts	22,814
Foreign exchange contracts	Foreign currency transactions	1,546,374 [a]	Translation of other assets
			and liabilities denominated
			in foreign currencies	443,871 [a]
Equity contracts	Futures contracts	1,043,426	Futures contracts	(73,979)
	Swap contracts	22,511	Swap contracts	(70,130)
Totals		$2,394,301		$323,133

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

For the year ended May 31, 2015 the average month end fair value of derivatives represented 3.19% of average month end net assets. The average month end number of open derivative contracts for the year was 330.

See Note 1(c) regarding derivative financial instruments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Global Allocation Fund (continued)
8. Other Derivative Information (continued)
At May 31, 2015, the Fund’s OTC derivative assets and liabilities, are as follows:
	Gross and Net Amounts of Assets and Liabilities
	Presented in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$852,453	$463,221

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At May 31, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the Consolidated
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in the	Instruments	Instruments	Cash	Net Amount
	Consolidated Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received[a]	than zero)
Counterparty
BOFA	$893	$(709)	$—	$—	$184
BZWS	96,314	(15,366)	—	—	80,948
CITI	76,259	(16,189)	—	—	60,070
DBAB	461,664	(334,452)	—	(127,212)	—
FBCO	797	(129)	—	—	668
GSFX	4,192	(635)	—	—	3,557
HSBC	42,818	(15,975)	—	—	26,843
JPHQ	161,920	(27,793)	—	—	134,127
SCNY	1,554	(77)	—	—	1,477
SSBT	1,922	(1,922)	—	—	—
UBSW	4,120	—	—	—	4,120
Total	$852,453	$(413,247)	$—	$(127,212)	$311,994

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Global Allocation Fund (continued)

At May 31, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the Consolidated
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in the	Instruments	Instruments	Cash	Net Amount
	Consolidated Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BOFA	$709	$(709)	$—	$—	$—
BZWS	15,366	(15,366)	—	—	—
CITI	16,189	(16,189)	—	—	—
DBAB	334,452	(334,452)	—	—	—
FBCO	129	(129)	—	—	—
GSFX	635	(635)	—	—	—
HSBC	15,975	(15,975)	—	—	—
JPHQ	27,793	(27,793)	—	—	—
RBS	47,332	—	—	—	47,332
SCNY	77	(77)	—	—	—
SSBT	4,564	(1,922)	—	—	2,642
Total	$463,221	$(413,247)	$—	$—	$49,974

See Abbreviations on page 47.

9. Upcoming Liquidation

On April 14, 2015, the Board approved a proposal to liquidate the Fund. The Fund was scheduled to liquidate on June 30, 2015.

On June 26, 2015, the Board approved a proposal to delay the termination and liquidation of the Fund due to delays in liquidating certain portfolio securities. The termination and liquidation of the Fund is now anticipated to occur following the sale of the portfolio securities, but may occur earlier at the discretion of the Trust’s officers if circumstances change. Additionally, Management informed the Board of its intent to waive all fees and expenses effective July 1, 2015 until liquidation of the Fund.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended May 31, 2015, the Fund did not use the Global Credit Facility.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Global Allocation Fund (continued)

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Capital Goods	$581,782	$17,176	$—	$598,958
Energy	965,905	66,014	—	1,031,919
Other Equity Investments[b]	6,693,810	—	—	6,693,810
Corporate Bonds	—	1,072,887	—	1,072,887
Senior Floating Rate Interests	—	16,772	—	16,772
Exchange Traded Notes	825,673	—	—	825,673
Foreign Government and Agency Securities	—	1,333,540	—	1,333,540
U.S. Government and Agency Securities	—	1,030,399	—	1,030,399
Short Term Investments	21,176,248	589,278	—	21,765,526
Total Investments in Securities	$30,243,418	$4,126,066	$—	$34,369,484
Other Financial Instruments
Forward Exchange Contracts	$—	$852,453	$—	$852,453
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$463,221	$—	$463,221

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Consolidated Statement of Investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Global Allocation Fund (continued)

12. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure, other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp	BRL	Brazilian Real	ADR	American Depositary Receipt
BZWS	Barclays Bank PLC	EUR	Euro	ETN	Exchange Traded Note
CITI	Citigroup, Inc.	MXN	Mexican Peso	FHLB	Federal Home Loan Bank
DBAB	Deutsche Bank AG	MYR	Malaysian Ringgit	FRN	Floating Rate Note
FBCO	Credit Suisse Group AG			IDR	International Depositary Receipt
GSFX	Goldman Sachs Bank
HSBC	HSBC Bank USA, N.A.
JPHQ	JP Morgan Chase & Co.
RBS	The Royal Bank of Scotland Group PLC
SCNY	Standard Chartered Bank
SSBT	State Street Bank Corp.
UBSW	UBS AG

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Global Allocation Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Franklin Global Allocation Fund and its subsidiary (collectively, the “Fund”) at May 31, 2015, the results of their consolidated operations for the year then ended, the changes in their consolidated net assets for each of the two years in the period then ended and the consolidated financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

As discussed in Note 9, the Investment Manager is in the process of completing the liquidation of the Fund, after which the Fund will cease all operations. Our opinion is not modified with respect to this matter.

PricewaterhouseCoopers LLP

San Francisco, California
July 16, 2015

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Tax Information (unaudited)

Franklin Global Allocation Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,465,331 as a long term capital gain dividend for the fiscal year ended May 31, 2015.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $118,371 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 7.75% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended May 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $367,416 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended May 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At May 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 12, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0125	$0.1199	$0.0553
Class C	$0.0125	$0.0497	$0.0230
Class R	$0.0125	$0.0977	$0.0451
Advisor Class	$0.0125	$0.1383	$0.0637

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

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FRANKLIN GLOBAL ALLOCATION FUND
TAX INFORMATION (UNAUDITED)

By mid-February 2015, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1991	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communi-
				cations services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group,
				Ltd. (holding company) (2004-present)
				and H.J. Heinz Company (processed
				foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2007	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	145	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
company) (December 2014;
previously 2010-2012) and Graham
Holdings Company (education and
media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc.
(retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice
President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company
(consulting firm) (1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	162	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and vice Chairman, Investment Company Institute.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	145	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee	since 2013
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Fund

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST FRANKLIN GLOBAL ALLOCATION FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 14, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust, including Franklin Global Allocation Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, except as noted later with respect to investment performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the

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FRANKLIN GLOBAL ALLOCATION FUND

SHAREHOLDER INFORMATION

continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds. With respect to the Fund, the Board also took into account that the investment management arrangements for such Fund involved the use of a wholly owned Cayman Island subsidiary for certain holdings and that the Manager waives a portion of investment management fees from the Fund to the extent it receives investment management fees from such subsidiary corporation.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2015, and previous periods ended that date of up to 10 years unless otherwise noted.

The performance universe for the Fund consisted of the Fund and all retail and institutional flexible portfolio funds as selected by Lipper. The Fund has been in operation for only three full years and the Lipper report showed its total return for the 12-month period ended January 31, 2015, to be in the lowest performing quintile of such performance universe, and to also be in the lowest performing quintile of such universe for the annualized three-year period. The Board found the Fund’s overall comparative performance as set forth in the Lipper report to be unacceptable but acknowledged the Fund’s relatively short period of effectiveness. The Board discussed with management the structural limitations in the Fund’s design and the Fund’s conservative investment objective, which have contributed to underperformance. They further discussed management’s proposal to liquidate the Fund. In light of this proposal, and changes to portfolio management anticipated prior to the liquidation, the Board determined that management was taking the appropriate steps to address the performance of the Fund.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual management fee rate to be at the median of its Lipper expense group and its actual total expense ratio to be below the median. The Board was satisfied with the expenses of the Fund and noted that the Fund benefited from a waiver of fees.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its

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FRANKLIN TEMPLETON INTERNATIONAL TRUST FRANKLIN GLOBAL ALLOCATION FUND SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The asset level of the Fund was approximately $37 million on December 31, 2014, and the Board believed the size of the Fund afforded no meaningful economies of scale.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $58,220 for the fiscal year ended May 31, 2015 and $52,539 for the fiscal year ended May 31, 2014.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended May 31, 2015 and $6,930 for the fiscal year ended May 31, 2014.  The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2015 and $13 for the fiscal year ended May 31, 2014.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $31,543 for the fiscal year ended May 31, 2015 and $192,673 for the fiscal year ended May 31, 2014. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process. Other services include compliance examination for Investment Advisor Act rule 206-4(2), assets under management certification review, and XBRL tagging on financial statements.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $31,543 for the fiscal year ended May 31, 2015 and $199,616 for the fiscal year ended May 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

 Finance and Administration

Date  July 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

 Finance and Administration

Date  July 27, 2015

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

 Chief Accounting Officer

Date  July 27, 2015